UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2011

OCZ TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6373 San Ignacio Avenue
San Jose, California  95119
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (     see      General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 9, 2011, OCZ Technology Group, Inc. (“OCZ”) issued a press release refining fiscal 2012 revenue guidance.  The press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release furnished herewith may contain certain statements related to future events and expectations and as such constitute forward-looking statements involving known and unknown factors that may cause actual results of OCZ Technology Group, Inc. to be different from those expressed or implied in the forward-looking statements. In this context, words such as "will," "would," "expect," "anticipate," "should" or other similar words and phrases often identify forward-looking statements made on behalf of OCZ. It is important to note that actual results of OCZ may differ materially from those described or implied in such forward-looking statements based on a number of factors and uncertainties, including, but not limited to, the anticipated increase in demand for SSDs, market acceptance of OCZ's products and OCZ's ability to continually develop enhanced products; adverse changes both in the general macro-economic environment as well as in the industries OCZ serves, including computer manufacturing, traditional and online retailers, information storage, internet search and content providers and computer system integrators; OCZ's ability to efficiently manage material and inventory, including integrated circuit chip costs and freight costs; and OCZ's ability to generate cash from operations, secure external funding for its operations and manage its liquidity needs. Other general economic, business and financing conditions and factors are described in more detail in "Item 1A -- Risk Factors" in Part I in OCZ's Annual Report on Form 10-K filed with the SEC on May 17, 2011, and amended on May 31, 2011, and statements made in other subsequent filings. The filing is available both at www.sec.gov as well as via OCZ's website at www.ocztechnology.com. OCZ does not undertake to update its forward-looking statements.

The information contained herein, including the exhibits attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately follows the signature page of this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ TECHNOLOGY GROUP, INC.

By:	/S/ Arthur F. Knapp, Jr.
Arthur F. Knapp, Jr
Chief Financial Officer

Date:	November 9, 2011

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by OCZ Technology Group, Inc. dated November 9, 2011 (announcing OCZ Technology Group, Inc.’s refinement of fiscal 2012 revenue guidance).